EXHIBIT 10.2
EXECUTION COPY

AMENDED AND RESTATED
SECURITY AND PLEDGE AGREEMENT
Dated as of September 26, 2007
among
LUMINENT MORTGAGE CAPITAL, INC.,
and
THE SUBSIDIARIES OF THE BORROWER PARTIES HERETO,
as Grantors
and
ARCO CAPITAL CORPORATION LTD.,
as Secured Party

-i-

(continued)

-ii-

(continued)

-iii-

(continued)
SCHEDULES

Schedule I	—	Subsidiary Guarantors in Existence on the Closing Date
EXHIBITS

Exhibit A	—	Form of Perfection Certificate

-iv-

     AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT, dated as of September 26, 2007 (as this agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Security Agreement”), among (i) LUMINENT MORTGAGE CAPITAL, INC., a Maryland corporation, as the Borrower; (ii) each Subsidiary of the Borrower listed on Schedule I hereto (such Subsidiaries listed on such Schedule I and such Subsidiaries of the Borrower as may hereafter become parties hereto by executing an instrument of assumption and joinder, shall be referred to herein collectively, as the “Subsidiary Guarantors” and individually, as a “Subsidiary Guarantor”; the Subsidiary Guarantors and the Borrower are referred to herein collectively, as the “Grantors”); and (iv) Arco Capital Corporation Ltd., a corporation organized under the laws of the Cayman Islands (the “Lender”), as Secured Party.
INTRODUCTORY STATEMENT
     All capitalized terms used herein and not otherwise defined above or in this Introductory Statement, are as defined in Section 1 or as defined elsewhere herein.
     The Borrower has entered into a Credit Agreement, dated as of August 21, 2007, as amended by the Amendment to Credit Agreement, dated as of September 12, 2007, the Second Amendment to Credit Agreement, dated as of September 20, 2007 and the Third Amendment to Credit Agreement, dated as of September 21, 2007 (as such agreement may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Existing Credit Agreement”) with the Lender, pursuant to which, among other things, the Lender made loans or otherwise extended credit to the Borrower upon the terms and subject to the conditions specified in the Existing Credit Agreement.
     The Borrower has entered into an Amended and Restated Credit Agreement, dated as of September 26, 2007 (as such agreement may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Credit Agreement”) with the Lender, pursuant to which, among other things, the Borrower has requested, and the Lender has agreed, to amend and restate the Existing Credit Agreement upon the terms and subject to the conditions specified in the Credit Agreement.
     The Subsidiary Guarantors have entered into an Amended and Restated Subsidiary Guaranty Agreement, dated as of the date hereof (as such agreement may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Guaranty”), in favor of the Lender, pursuant to which, among other things, the Subsidiary Guarantors guaranteed all obligations of the Borrower pursuant to the Credit Agreement.
     It is a condition precedent to the effectiveness of the Credit Agreement that the Grantors shall have executed and delivered to the Lender this Security Agreement pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.
     Accordingly, the parties hereto agree as follows:
     SECTION 1. DEFINITIONS.
          1.01. Definition of Terms Used Herein Generally. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement. All terms defined in the NYUCC and not otherwise defined herein shall have the respective meanings accorded to them therein; provided, however, that if a term is defined in Article 9 of the NYUCC differently than in another Article of the NYUCC, the term has the meaning specified in Article 9 of the NYUCC.

          1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:
     “Capital Stock” means any and all shares, interests, participation or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Collateral” shall have the meaning assigned to such term in Section 2(a).
     “Copyright License” means (a) any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or (b) any written agreement, now or hereafter in effect, granting any right to a Grantor under any Copyright now or hereafter owned by any third party, and (c) all rights of any Grantor under any such agreement referred to in clause (a) or clause (b) above.
     “Copyright Office” means the United States Copyright Office or any successor thereto.
     “Copyrights” means all of the following, whether now owned or hereafter acquired by any Grantor: (a) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyright registrations under the laws of the United States or any other country including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (b) all renewals and extensions of any of the foregoing, (c) all claims for, and rights to sue for, past, present or future infringements of any of the foregoing, and (d) all income, royalties, damages, now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.
     “Copyright Security Agreement Supplement” means a supplement to this Security Agreement, executed by each Grantor that now or hereafter owns a Copyright, in favor of the Secured Party, acceptable to the Secured Party.
     “Credit Agreement” shall have the meaning assigned to such term in the Introductory Statement of this Security Agreement.
     “Extraordinary Payments” shall have the meaning assigned to such term in Section 6.08(d)(ii).
     “Foreign Subsidiary” means any Person that is organized under the laws of any jurisdiction outside of the United States.
     “Foreign Subsidiary Voting Stock” means the voting Capital Stock of any Foreign Subsidiary.
     “Indemnitee” shall have the meaning assigned to that term in Section 20.10(b).
     “Intellectual Property” means all intellectual and similar property of every kind and nature whether now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights, Copyright Licenses, domain names, domain name registrations, trade secrets, confidential or proprietary technical and business information, know-

how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, licenses for any of the foregoing and all license rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.
     “NYUCC” means the Uniform Commercial Code as in effect in the State of New York from time to time.
     “Obligations” means all loans, advances, liabilities, obligations, covenants, duties, and indebtedness owing by each Grantor to the Secured Party under the Credit Agreement or under any other agreement or instrument with the Secured Party. The term includes interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding.
     “Patent License” means (a) any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or (b) any written agreement, now or hereafter in effect, granting any right to a Grantor to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and (c) all rights of any Grantor under any such agreement referred to in clause (a) or clause (b) above.
     “Patents” means all of the following, whether now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the PTO or in any similar office or agency of the United States, any State or Territory thereof, or any other country, (b) all rights to sue for, past, present or future infringement thereof and (c) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, together with inventions disclosed or claimed therein, and the right to make, use and/or sell the inventions disclosed or claimed therein.
     “Patent Security Agreement Supplement” means a supplement to this Security Agreement, executed by each Grantor that now or hereafter owns a Patent, in favor of the Secured Party, in the form acceptable to the Secured Party.
     “Perfection Certificate” means a certificate substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the Grantors certifying as to the contents thereof.
     “Perfection Supplement” shall have the meaning assigned to such term in Section 6.17.
     “Permitted Encumbrances” means Liens permitted under Section 8.02 of the Credit Agreement.
     “Pledged Notes” means all promissory notes issued to, or held by, any Grantor.
     “Pledged Securities” means collectively, the Pledged Notes and the Pledged Stock.
     “Pledged Stock” means, with respect to each Grantor, (a) all right, title and interest of such Grantor as a holder (whether now or in the future) in (i) shares or other Capital Stock held by such Grantor in any corporations or other entities, and (ii) all shares of stock, certificates, instruments or other documents evidencing or representing the foregoing interests described in clause (i) and (b) all right, title and interest of such Grantor in and to all present and future payments, proceeds, dividends, distributions, instruments, compensation, property, assets, interests and rights in connection with, or related to, the collateral listed in clause (a) above, and all monies due or to become due and payable to such Grantor in connection with, or related to, such collateral or otherwise paid, issued or distributed from time to time in respect of or in exchange therefor, and any certificate, instrument or other document evidencing or representing the same (including all proceeds of dissolution or liquidation); provided, in no event shall more than 66% of the total outstanding Foreign Subsidiary Voting Stock be required to be pledged hereunder pursuant to Section 2.
     “PTO” means the United States Patent and Trademark Office or any successor thereto.
     “Securities Act” shall have the meaning assigned to such term in Section 12.03(d).
     “Security Documents” means (i) the Security Agreement, (ii) any Perfection Certificate, and (iii) each other security agreement, pledge agreement, mortgage, deed of trust, assignment agreement and other agreement or instrument being executed and delivered by a Grantor to the Secured Party concurrently herewith, or from time to time hereafter executed and delivered by a Grantor to the Secured Party, pursuant to which a Lien has been granted or purported to be granted by any of the Grantors in favor of the Secured Party on any of its assets to secure any of the Obligations or its Guaranty of any of the Obligations (as applicable) or pursuant to which any such Lien is perfected.
     “Security Interest” means the security interest granted pursuant to Section 2, as well as all other security interests created or assigned as additional security for the Obligations pursuant to the provisions of any Security Document.
     “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Security Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.
     “Trademark License” means (a) any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or (b) any written agreement, now or hereafter in effect, granting to a Grantor any right to use any Trademark now or hereafter owned by any third party, and (c) all rights of any Grantor under any such agreement referred to in clause (a) or clause (b) above.
     “Trademarks” means all of the following whether now owned or hereafter adopted or acquired by any Grantor: (a) all state (including common law), federal and foreign trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof or similar property rights, and all registration and recording applications filed in connection therewith (but excluding any application to register any trademark, service mark or other mark prior to the filing under Applicable Law of a verified statement of use (or the equivalent) for such trademark, service mark or other mark to the extent the creation of a security interest therein or the grant of a mortgage thereon would void or invalidate such trademark, service mark or other mark), including registrations, recordings and registration applications in the PTO, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all reissues, extensions or renewals thereof, (b) all rights to sue for, past, present or future infringements or unconsented use thereof of any of the foregoing, (c) all goodwill of any business associated therewith or symbolized thereby and (d) all other assets, rights and interests that uniquely reflect or embody such goodwill.
     “Trademark Security Agreement Supplement” means a supplement to this Security Agreement, executed by each Grantor that now or hereafter owns a Trademark, in favor of the Secured Party, in the form acceptable to the Secured Party.
     “UCC” means the Uniform Commercial Code as in effect in any jurisdiction (except as otherwise contemplated in Section 6.18).
          1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Security Agreement; provided, however, that references to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, respectively, of this Security Agreement unless otherwise specifically provided. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.
     SECTION 2. GRANT OF SECURITY INTERESTS.
               (a) To secure the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby grants to the Secured Party, and its successors and assigns, a security interest in, and Lien on, and pledges and assigns to the Secured Party, and its successors and assigns, the following properties, assets and rights of each Grantor, wherever located and whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of such properties, assets, rights and proceeds being hereinafter collectively referred to as the “Collateral”): all personal and fixture property of every kind and nature including all goods (including inventory, equipment, fixtures and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), money, commercial tort claims, securities and all other investment property (including the Pledged Securities), supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all Intellectual Property, insurance policies and payment intangibles); provided, however, that in no event shall more than 66% of the total outstanding Foreign Subsidiary Voting Stock be required to be pledged hereunder to the extent that the pledge of such Foreign Subsidiary Voting Stock above such amount would result in a repatriation of a material amount of foreign earnings under the Code (including “deemed dividend” provisions of Section 956 of the Code); provided, further, that the definition of “Collateral” shall not include any property or assets to the extent that the Grantors are prohibited from granting a security interest in, pledge of, or charge, mortgage or lien upon, or having a financing statement filed with respect to, any such property or assets as of the date hereof by reason of (x) an existing and enforceable negative pledge provision as of the date hereof to the extent such provision does not violate the terms of any Related Document or (y) applicable law or regulation to which such Grantors are subject, except (in the case of either of the foregoing clauses (x) and (y)) to the extent such prohibition is ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the NYUCC. The Secured Party acknowledges that the attachment of its Security Interest in any commercial tort claim of any Grantor as original collateral is subject to each Grantors’ compliance with Section 6.12.
               (b) The Secured Party represents and warrants to the Grantors that it is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended.

               (c) It is the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.
     SECTION 3. AUTHORIZATION TO FILE FINANCING STATEMENTS. Each Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any jurisdiction in which the UCC has been adopted any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the NYUCC or such other jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the NYUCC, or such other jurisdiction for the sufficiency or filing office acceptance of any initial financing statement or amendment, including (i) whether each Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as timber to be cut or as-extracted collateral, a sufficient description of real property to which such Collateral relates. Each Grantor agrees to furnish any such information to the Secured Party promptly, but no later than five (5) days unless otherwise consented to by the Secured Party, upon request. Each Grantor also ratifies its authorization for the Secured Party to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.
     SECTION 4. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Security Agreement supplement the provisions of any real estate mortgage or deed of trust granted by any Grantor to the Secured Party and securing the payment and performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Secured Party hereunder. In addition to the provisions of this Security Agreement being so read and construed with any such mortgage or deed of trust, the provisions of this Security Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated and any other Security Documents, as the case may be.
     SECTION 5. REPRESENTATIONS AND WARRANTIES. The Grantors jointly and severally represent and warrant to the Secured Party as follows:
          5.01. Grantors’ Legal Status. (a) Each Grantor is a registered organization of the type, and is organized in the jurisdiction, as set forth on the Perfection Certificate or the most recent Perfection Supplement, as applicable, or as otherwise notified to the Secured Party pursuant to Section 6.01; and (b) the Perfection Certificate or the most recent Perfection Supplement, as applicable, or a written notification delivered to the Secured Party pursuant to Section 6.03, sets forth each Grantor’s organizational identification number or states that such Grantor has none.
          5.02. Grantors’ Legal Name. Each Grantor’s exact legal name is that set forth on the Perfection Certificate and on the signature page hereof or the most recent Perfection Supplement, as applicable, and from and after an amendment or modification thereto, on a written notification delivered to the Secured Party pursuant to Section 6.02.
          5.03. Grantors’ Locations. The Perfection Certificate or the most recent Perfection Supplement, as applicable, or a written notification delivered to the Secured Party pursuant to Section 6.04, sets forth each Grantor’s place of business (if such Grantor has just one place of business) or its chief executive office (if it has more than one place of business), as well as, its mailing address if different from its place of business or chief executive office (as applicable). Each Grantor’s place of business or (if it has more than one place of business) its chief executive office is located in a jurisdiction that has adopted the UCC or whose laws generally require that information concerning the existence of nonpossessory security interests be made generally available in a filing, recording or registration system as a condition or result of the security interest obtaining priority over the rights of a lien creditor with respect to the collateral.
          5.04. Title to Collateral. Each Grantor is the owner of or has other rights in, and has the power to transfer its right, title and interest in and to, the Collateral being pledged by it, free from any right or claim of any Person or any Lien, except (other than in the case of investment property) for Permitted Encumbrances. No Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the PTO or the Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, in each of the foregoing cases which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Encumbrances.
          5.05. Nature of Collateral. None of the Collateral constitutes, or is the proceeds of, “farm products” as defined in Section 9-102(a)(34) of the NYUCC. None of the Collateral has been purchased for, or will be used by any Grantor primarily for personal, family or household purposes. Except as set forth on the Perfection Certificate or the most recent Perfection Supplement, as applicable, or otherwise notified to the Secured Party pursuant to Sections 6.12 or 6.13, respectively:
               (a) none of the account debtors or other Persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act (or similar Federal, state or local statute or rule) in respect of such Collateral;
               (b) the Grantors hold no commercial tort claims;
               (c) the Grantors hold no interest in, title to or power to transfer, any Patents, Trademarks or Copyrights; and
               (d) the Grantors hold no interest in, title to or power to transfer any Intellectual Property that is eligible for registration in the PTO or the Copyright Office.
          5.06. Compliance with Laws. Each Grantor has at all times operated its business in compliance with all applicable provisions of the Federal Fair Labor Standards Act, as amended, and with all applicable provisions of Federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.
          5.07. Pledged Securities.
               (a) Set forth on Schedule II is a true, correct and complete list and description of all of the Pledged Securities;
               (b) As of the date hereof, the Pledged Stock set forth on Part B of Schedule II constitutes all of the respective Capital Stock of each Grantor in Subsidiaries owned directly by such Grantor (except if such Subsidiary is a Foreign Subsidiary and the pledge of such Foreign Subsidiary Voting Stock greater than 66% is not required to be pledged pursuant to Section 2, then such Pledged Stock constitutes 66% of the respective Capital Stock of such Grantor in such Foreign Subsidiary);

               (c) As of the date hereof, the Pledged Stock set forth on Part C of Schedule II constitutes all of the respective Capital Stock of each Grantor in any corporation or other entity other than the Pledged Stock evidencing Capital Stock in Subsidiaries;
               (d) All of the Pledged Stock has been duly authorized, validly issued and is fully paid and non-assessable and is not subject to any options to purchase or similar rights of any Person, and none of the Pledged Stock constitutes “margin stock” as defined in Regulation U;
               (e) To each of the Grantor’s knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and
               (f) Such Grantor is, and at the time of delivery of the Pledged Securities to the Secured Party, will be, the sole holder of record and the sole beneficial owner of such Pledged Securities pledged by such Grantor (including the Pledged Securities acquired by such Grantor after the Closing Date) free and clear of any Lien thereon or affecting the title thereto (except for the Lien created by this Security Agreement).
          5.08. Validity of Security Interest.
               (a) (i) The Security Interest constitutes a legal and valid security interest in all of the Collateral securing the payment and performance of the Obligations and (ii) the filing of financing statements describing the Collateral in the offices located in the jurisdictions listed on the Perfection Certificate or the most recent Perfection Supplement, as applicable, the recording in the PTO of the Trademark Security Agreement Supplement and the Patent Security Agreement Supplement and in the Copyright Office of the Copyright Security Agreement Supplement, as applicable, the taking of all applicable actions in respect of perfection contemplated by Sections 6.06, 6.07, 6.08, 6.09, 6.10, 6.11 and 6.12 in respect of Collateral (in which a security interest cannot be perfected by the filing of a financing statement or such recordings in the PTO or the Copyright Office), the Security Interest will be perfected in all Collateral in which a security interest can be perfected by the Secured Party filing a financing statement, filing with the PTO or the Copyright Office, as applicable, taking possession or obtaining control under the UCC.
               (b) When the UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been filed in each governmental, municipal or other office specified on the Perfection Certificate or the most recent Perfection Supplement, as applicable, which are all the filings, recordings and registrations (other than filings required to be made in the PTO and the Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Party in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions will have been made, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.
               (c) A fully executed Patent Security Agreement Supplement, Trademark Security Agreement Supplement and a Copyright Security Agreement Supplement in the forms attached hereto and containing a specific description of all Collateral consisting of United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered by each Grantor with respect to such Grantor’s Intellectual Property to the Secured Party for recording by the PTO and the Copyright Office, as necessary, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. When such supplements and the UCC financing statements referred to in Section 5.08(a), as applicable, have been filed, all the filings, recordings and registrations necessary to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Party in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, will have been made, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights of such Grantor (or registration or application for registration thereof) acquired or developed after the date hereof).
               (d) The Security Interest is and shall be prior to any other Lien on any of the Collateral other than (except in the case of investment property) Permitted Encumbrances, which by their terms, the time of their incurrence or otherwise pursuant to applicable law are prior to the Security Interest.
          5.09. Perfection Certificate. All information set forth on the Perfection Certificate is, and all information set forth on each Perfection Supplement shall be accurate and complete in all material respects, or as otherwise notified to the Secured Party in accordance with the terms of Sections 6.01, 6.02, 6.03, 6.04, 6.12 or 6.13.
          5.10. Advice of Counsel. Each Grantor has discussed this Security Agreement and, specifically, the provisions of Sections 20.02 and 20.03, with its counsel.
          5.11. Required Consents. Except for consents, authorizations, approvals, notices and filings obtained, made or waived, or as may be required in connection with any disposition of any portion of the Pledged Securities by laws affecting the offering and sale of securities generally, no consent of any Person (including partners, shareholders or creditors of the Grantors or of any Subsidiary of the Grantors) and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Security Agreement; (ii) the perfection or maintenance of the Security Interest created hereby (including the first priority nature of such Security Interest); or (iii) the exercise by the Secured Party of the rights provided for in this Security Agreement.
     SECTION 6. COVENANTS. Each Grantor covenants and agrees with the Secured Party, in each case at each Grantor’s own cost and expense as follows:
          6.01. Grantors’ Legal Status. Without providing at least thirty (30) days’ prior written notice to the Secured Party, such Grantor shall not change its type of organization, jurisdiction of organization or other legal structure.
          6.02. Grantors’ Name. Without providing at least thirty (30) days’ prior written notice to the Secured Party, such Grantor shall not change its name.

          6.03. Grantors’ Organizational Number. Without providing at least thirty (30) days’ prior written notice to the Secured Party, such Grantor shall not change its organizational identification number if it has one, and if such Grantor does not have an organizational identification number and later obtains one, such Grantor shall forthwith notify the Secured Party of such organizational identification number.
          6.04. Locations. Without providing at least thirty (30) days’ prior written notice to the Secured Party, such Grantor shall not (a) change its place of business (if it has just one place of business) or its chief executive office (if it has more than one place of business) or its mailing address if different from its place of business or chief executive office (as applicable); or (b) except to the extent delivered to the Secured Party pursuant to Sections 6.06, 6.07, 6.08 or 6.10 or otherwise permitted pursuant to Section 6.15 remove any of its property or assets constituting Collateral from the locations listed on the Perfection Certificate or the most recent Perfection Supplement, as applicable.
          6.05. Title to Collateral. (a) Except for the Security Interest herein granted and other Permitted Encumbrances, each Grantor shall be the owner of or have other rights in, and the power to transfer its right, title and interest in and to, the Collateral free from any right or claim of any other Person or any Lien, and each Grantor, at its sole cost and expense, shall defend the same against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Secured Party; and (b) no Grantor shall pledge, mortgage or create, or suffer to exist any right of any Person in or claim by any Person to the Collateral, or any Lien on the Collateral in favor of any Person, other than the Secured Party, except for Permitted Encumbrances.
          6.06. Promissory Notes and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any promissory notes or tangible chattel paper, such Grantor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment undated and duly executed in blank as the Secured Party may from time to time specify.
          6.07. Deposit Accounts. For each deposit account that each Grantor at any time opens or maintains, each Grantor shall, at the Secured Party’s request and option, either (a) cause the depositary bank to enter into a written agreement or other authenticated record with the Secured Party, in form and substance satisfactory to the Secured Party, pursuant to which such depositary bank shall agree, among other things, to comply at any time with instructions from the Secured Party, to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of any Grantor, or (b) arrange for the Secured Party, to become the customer of the depositary bank with respect to the deposit account, with each Grantor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account. The Secured Party agrees with each Grantor that the Secured Party shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Credit Agreement, would occur. The foregoing provisions of this Section 6.07 shall not apply to (i) deposit accounts for which the Secured Party is the depositary bank and is in automatic control; (ii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Grantor’s salaried employees and (iii) deposit accounts specially and exclusively used for petty cash, or other similar use, having an account balance which does not exceed at any time $25,000 in the aggregate. With respect to any deposit accounts, rights arising under deposit accounts or proceeds thereof in the possession or within the control of the Secured Party, each Grantor waives any restriction or obligation imposed on the Secured Party by Sections 9-207(c)(1), 9-207(c)(2) and 9-208 of the NYUCC.

          6.08. Investment Property.
               (a) If any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment undated and duly executed in blank as the Secured Party may from time to time specify. If any securities now owned or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, either (A) cause the issuer to enter into a written agreement or other authenticated record with the Secured Party, in form and substance satisfactory to the Secured Party, pursuant to which such issuer shall agree, among other things, to comply with instructions from the Secured Party as to such securities, without further consent of such Grantor or such nominee, or (B) arrange for the Secured Party to become the registered owner of the securities.
               (b) If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held or acquired by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, either (A) cause such securities intermediary or (as the case may be) commodity intermediary to enter into a written agreement or other authenticated record with the Secured Party, in form and substance satisfactory to the Secured Party, pursuant to which such securities intermediary or commodities intermediary, as the case may be, shall, among other things, agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary, in each case without further consent of such Grantor or such nominee, or (B) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party to become the entitlement holder with respect to such investment property, with such Grantor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The Secured Party agrees with each Grantor that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Related Documents, would occur. The provisions of this Section 6.08(b) shall not apply to (i) any financial assets credited to a securities account for which the Secured Party is the securities intermediary and is in automatic control pursuant to Section 9-106(a) of the NYUCC or (ii) any commodity contract carried in a commodity account for which the Secured Party is the commodity intermediary and is in automatic control pursuant to Section 9-106(b) of the NYUCC.
               (c) With respect to any investment property in the possession or within the control of the Secured Party, each Grantor waives any restriction or obligation imposed on the Secured Party by Sections 9-207(c)(1), 9-207(c)(2) and 9-208 of the NYUCC.
               (d) So long as no Event of Default shall have occurred and be continuing, each Grantor shall be entitled:
                    (i) to exercise, but in a manner not inconsistent with the terms hereof, all voting power and other consensual rights with respect to any of the Pledged Securities of such Grantor, and for that purpose the Secured Party shall (if such Pledged Securities shall be registered in the name of the Secured Party or its nominee) execute or cause to be executed from time to time, at the expense of such Grantor, such proxies or other instruments in favor of such Grantor or its nominee as shall be reasonably required by such Grantor and shall be specified in a written request therefor, to enable it to exercise such voting power with respect to the Pledged Securities (any such proxies or other instruments to be in form and substance satisfactory to the Secured Party in all respects); and
                    (ii) except as otherwise provided herein or in the Credit Agreement, to receive and retain for its own account (subject to the Liens created hereunder) any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights to the extent such are permitted pursuant to the terms of the Credit Agreement, other than (x) stock or liquidating dividends or (y) other dividends or other amounts payable under or in connection with any recapitalization, restructuring, or other non-ordinary course event (the dividends and amounts in this clause (y) being “Extraordinary Payments”), paid, issued or distributed from time to time in respect of the Pledged Securities.
               (e) In case, upon the dissolution or liquidation (in whole or in part) of any issuer of any Pledged Securities, any sum shall be paid or payable as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities or, in the event any other Extraordinary Payment is paid or payable, then and in any such event, such sum shall be paid by each such Grantor over to the Secured Party promptly, and in any event to be applied as set forth in the Credit Agreement.
               (f) In case any stock dividend shall be declared with respect to any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Securities, in each case pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another corporation, the shares, obligations or other property so distributed shall be delivered by the Grantor to the Secured Party promptly, and in any event within ten (10) days after receipt by such Grantor thereof, to be held by the Secured Party as Collateral hereunder subject to the terms of this Security Agreement, and all of the same shall constitute Pledged Securities for all purposes hereof.
               (g) Upon the occurrence and during the continuance of any Event of Default, all rights of a Grantor to exercise or refrain from exercising any of the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6.08(d)(i) and to receive and retain any of the payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights that the Grantor would otherwise be authorized to receive and retain pursuant to Section 6.08(d)(ii) shall cease, and thereupon the Secured Party shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as Collateral hereunder, any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights at any time declared or paid upon any of the Pledged Securities during the continuance of an Event of Default and otherwise to act with respect to the Pledged Securities as outright owner thereof.
               (h) All payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights that are received by each Grantor contrary to the provisions of this Section 6.08 shall be received and held in trust for the benefit of the Secured Party shall be segregated by each Grantor from other funds of such Grantor and shall be forthwith paid over to the Secured Party as in the same form as so received (with any necessary or reasonably requested endorsement).
          6.09. Collateral in the Possession of a Bailee. If any Collateral of any Grantor is at any time in the possession of a bailee, such Grantor shall promptly notify the Secured Party thereof in writing and, if requested by the Secured Party, shall promptly obtain a written acknowledgement from such bailee, in form and substance satisfactory to the Secured Party, that such bailee holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party at any time, without the further consent of any Grantor. The Secured Party agrees with each Grantor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by any Grantor with respect to such bailee. Notwithstanding the foregoing, to the extent such Grantor is unable to promptly obtain a written acknowledgement from a bailee, then, at the request of the Secured Party, such Grantor shall promptly move such Collateral to a bailee that shall authenticate a record acknowledging that it is holding the Collateral for the benefit of the Secured Party.
          6.10. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Secured Party in writing thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the UCC, of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with each Grantor that the Secured Party shall arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for each Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by any Grantor with respect to such electronic chattel paper or transferable record.
          6.11. Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of any Grantor, or obtains or acquires any other letter-of-credit rights, such Grantor shall promptly notify the Secured Party in writing thereof and, at the request and option of the Secured Party, such Grantor shall either (a) arrange for the issuer and any confirmer or other nominated Person with respect to such letter of credit to consent, pursuant to an agreement or other authenticated record with the Secured Party (which agreement or other authenticated record shall be in form and substance satisfactory to the Secured Party), to an assignment to the Secured Party of the proceeds of any drawing under the letter of credit or (b) arrange for the Secured Party to become the transferee beneficiary of the applicable letter of credit, with the Secured Party agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in the Credit Agreement.
          6.12. Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim, such Grantor shall immediately notify the Secured Party in a writing signed by such Grantor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Secured Party.
          6.13. Intellectual Property. If at any time any Grantor shall obtain or otherwise hold any Patent, Trademark or Copyright that is not the subject of a filed Patent Security Agreement Supplement, Trademark Security Agreement Supplement, or Copyright Security Agreement Supplement, as the case may be, then such Grantor shall execute and deliver to the Secured Party for filing in the PTO or the Copyright Office, as applicable, the applicable supplement. In addition, each Grantor agrees to comply with the following covenants in respect of any of such Grantor’s Intellectual Property that constitutes Collateral:
               (a) each Grantor shall notify the Secured Party immediately if it knows, or has reason to know, that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated or may lapse, or of any adverse determination or development regarding each Grantor’s ownership of any Patent, Trademark, or Copyright, its right to register the same, or to keep and maintain the same (including the institution of, or any determination or development in, any proceeding in the PTO, the Copyright Office or any court);
               (b) in no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark, or Copyright with the PTO, the Copyright Office or any similar office or agency of any jurisdiction without giving the Secured Party prior written notice thereof, and, upon request of the Secured Party, such Grantor shall execute and deliver any and all Patent Security Agreement Supplements, Trademark Security Agreement Supplements or Copyright Security Agreement Supplements as the Secured Party may request to evidence the Secured Party’s Security Interest in such Patent, Trademark or Copyright, and the general intangibles of such Grantor relating thereto or represented thereby;
               (c) each Grantor promptly shall register all of its material Copyrights with the Copyright Office and take all actions necessary or requested by the Secured Party to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each Copyright (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings;
               (d) each Grantor shall take all actions necessary or requested by the Secured Party to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each Patent or Trademark (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall reasonably determine that such Patent or Trademark is not material to the conduct of its business;
               (e) in the event that any of the Collateral consisting of Patents, Trademarks, or Copyrights is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify the Secured Party promptly after such Grantor learns thereof and such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of its business or operations, take all reasonable actions, including suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, shall periodically report to the Secured Party as to the status of such actions and shall take such other actions as the Secured Party shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright;
               (f) with respect to any Intellectual Property constituting Collateral that any Grantor has reasonably determined continues to be useful and material to the conduct of such Grantor’s business, unless the Secured Party otherwise consents, such Grantor will not take or omit to take any action whereby such Intellectual Property could reasonably be expected to become abandoned, dedicated, lapsed, invalidated or whereby the remedies in respect of such Intellectual Property with respect to potential infringers could reasonably be expected to become weakened;
               (g) each Grantor assumes all responsibility and liability arising from the use of the Intellectual Property and hereby indemnifies and holds the Secured Party and each other Secured

Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees arising out of any alleged defect in any product manufactured, promoted or sold by such Grantor (or any affiliate or Subsidiary thereof) in connection with such Intellectual Property or out of the manufacture, promotion, labeling, sale or advertisement of any such product by any Grantor (or any affiliate or Subsidiary thereof);
               (h) each Grantor will do all things that are reasonably necessary and proper within each Grantor’s power and control to keep each license of or constituting Intellectual Property held by such Grantor as licensee or licensor in full force and effect except to the extent that (i) such Grantor has reasonably determined that the failure to keep any such license in full force and effect could not be reasonably expected to have a Material Adverse Effect or (ii) any such license would expire by its terms (as in effect on the date hereof) or is terminable at will by a Person other than such Grantor; and
               (i) each Grantor shall not create any nonexclusive license in any Trademark, Copyright, Patent or other Intellectual Property or general intangible, in each case owned by or licensed to any Grantor unless such license is in writing and by its terms is expressly subject and subordinate to the Security Interest created hereby, such subordination to include a provision expressly stating that such license shall terminate, at the option of the Secured Party, upon foreclosure of such Security Interest.
          6.14. Limitation on Modification of Accounts, Chattel Paper, Instruments and Payment Intangibles. None of the Grantors will, without the Secured Party’s prior written consent: (a) grant any extension of the time of payment of any of the Collateral consisting of accounts, chattel paper, instruments or payment intangibles; (b) compromise, compound or settle the same for less than the full amount thereof; (c) release, wholly or partly, any obligor liable for the payment thereof or (d) allow any credit or discount whatsoever thereon; provided, however, this Section 6.14 shall not restrict any other extensions, credits, discounts, compromises or settlements granted or made by any Grantor in the ordinary course of such Grantor’s business and consistent with such prudent practices used in industries that are the same as or similar to those in which such Grantor is engaged.
          6.15. Dispositions of Collateral. None of the Grantors shall make or permit to be made an assignment for security, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by this Security Agreement and the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral, except that (a) inventory may be sold in the ordinary course of business and (b) unless and until the Secured Party shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not prohibited by this Security Agreement, the Credit Agreement or any other Related Document. Notwithstanding the foregoing, in no event shall any Grantor create any lease of Collateral owned by or leased to any Grantor unless such lease is in writing and by its terms is expressly subject and subordinate to the Security Interest created hereby, such subordination to include a provision expressly stating that such lease shall terminate, at the option of the Secured Party, upon foreclosure of such Security Interest.
          6.16. Insurance.
               (a) Maintenance of Insurance. Each Grantor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that each Grantor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Party. In addition, all such insurance shall be payable to the Secured Party as loss payee. Without limiting the foregoing, each Grantor will (i) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law, and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of each Grantor; business interruption insurance; and product liability insurance.
               (b) Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, be disbursed as set forth in the Credit Agreement.
          6.17. Periodic Certification. From time to time on demand from the Secured Party, but in no event less frequently than annually, the Grantor shall deliver to the Secured Party a supplemental perfection certificate (each, as updated by any supplement with respect to a new Grantor pursuant to the following sentence, a “Perfection Supplement”) executed by the Borrower either (a) certifying that the information contained in the Perfection Certificate or Perfection Supplement, as applicable, most recently delivered remains true and correct in all material respects or (b) updating the information contained in such Perfection Certificate or Perfection Supplement, as applicable, as necessary to cause such information to be true and correct in all material respects. In addition, at the time a Subsidiary shall become a Grantor hereunder, the Borrower shall deliver to the Secured Party a supplemental perfection certificate containing the required information for such new Grantor, which information shall be true and correct in all material respects as of the date of delivery thereof.
          6.18. Other Actions as to any and all Collateral.
               (a) Each Grantor further agrees, upon request of the Secured Party, to take any and all other actions as the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Security Interest in any and all of the Collateral including (i) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good constituting Collateral if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Security Interest in such Collateral; (ii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to the attachment, perfection or priority of, or the ability of the Secured Party to enforce, the Security Interest in such Collateral; (iii) obtaining governmental and other third-party waivers, consents and approvals in form and substance satisfactory to the Secured Party, including any consent of any licensor, lessor or other Person obligated on Collateral; (iv) obtaining waivers from mortgagees, bailees, landlords and any other Person who has possession of or any interest in any Collateral or any real property on which any Collateral may be located, in form and substance satisfactory to the Secured Party; and (v) taking all actions under any earlier versions of the UCC or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant UCC or other jurisdiction, including any foreign jurisdiction.
               (b) Each Grantor agrees that it will use reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct in all material respects with respect to a particular item of Collateral within thirty (30) days after the date it has been notified in writing by the Secured Party of the specific identification of such Collateral and the representations and warranties that the Secured Party believes may not be true and correct in all material respects.
          6.19. Taxes. Each Grantor shall pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Security Agreement.
     SECTION 7. INSPECTION AND VERIFICATION. The Secured Party and such Persons as the Secured Party may designate shall have the right, at the Grantors’ own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and its independent accountants and to verify the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including by contacting account debtors or others obligated with respect to Collateral and, in the case of Collateral in the possession of any third Person, the third Person possessing such Collateral, as provided in the Credit Agreement.
     SECTION 8. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.
          8.01. Expenses Incurred by Administrative Agent. In its discretion, the Secured Party may discharge taxes, assessments, charges, fees, Liens, security interests and other encumbrances at any time levied or placed on any of the Collateral and not constituting Permitted Encumbrances, and may pay for the maintenance and preservation of the Collateral and any necessary filing fees or insurance premiums to the extent any Grantor fails to do so as required by the Credit Agreement or this Security Agreement. Each Grantor jointly and severally agrees to reimburse the Secured Party on demand for any and all expenditures so made, and all sums disbursed by the Secured Party in connection with this Section 8.01, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Secured Party and shall constitute additional Obligations. The Secured Party shall have no obligation to any Grantor to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default of any Grantor.
          8.02. Administrative Agent’s Obligations and Duties. Anything herein to the contrary notwithstanding, each Grantor shall remain obligated and liable under each contract, agreement or instrument comprised in the Collateral to be observed or performed by such Grantor thereunder. The Secured Party or any agent thereof shall not have any obligation or liability under any such contract, agreement or instrument by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party or agent thereof be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract, agreement or instrument, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract, agreement or instrument, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The sole duty of the Secured Party or any agent thereof with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the NYUCC or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party or such agent deals with similar property for its own account.

          8.03. Use of Collateral. With respect to any Collateral in the possession of the Secured Party, or a bailee or other third party holding on its behalf, the Secured Party may use or operate such Collateral in any manner and to the extent provided for under Section 9-207 of the NYUCC.
     SECTION 9. SECURITIES AND DEPOSITS. Without limitation of Section 6.08, the Secured Party may at any time after the occurrence and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may after the occurrence and during the continuance of an Event of Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to any Grantor may at any time be applied to or set off against any of the Obligations whether or not due and owing.
     SECTION 10. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, (a) each Grantor shall, at the request and option of the Secured Party, notify account debtors and other Persons obligated on any of the Collateral of the Security Interest of the Secured Party n any account, chattel paper, general intangible, instrument or other property of such Grantor constituting Collateral and that payment of such obligor’s obligation is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party’s agent therefor, and (b) the Secured Party may itself, without notice to or demand upon any Grantor, so notify such account debtors and other Persons obligated on such Collateral. After the making of such a request by the Secured Party or the giving of any such notification by the Secured Party (as applicable), each Grantor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such Grantor as trustee for the Secured Party without commingling the same with other funds of such Grantor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The provisions of Section 9-209 of the NYUCC shall not apply to any account, chattel paper or payment intangible as to which notification of assignment has been sent to the account debtor or other Person obligated on the Collateral.
     SECTION 11. POWER OF ATTORNEY.
          11.01. Appointment and Powers of Administrative Agent. Each Grantor hereby irrevocably constitutes and appoints the Secured Party and any director, officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Security Agreement or any other Security Document, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of each Grantor, without notice to or assent by any Grantor, to do the following:
               (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, license, lease, otherwise dispose of, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the NYUCC and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Grantors’ expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or desirable to protect, preserve or realize upon the Collateral and the Secured Party’s Security Interest therein, in order to effect the intent of this Security Agreement, all at least as fully and effectively as the Grantors might do, including: (i) making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; (ii) filing and prosecuting registration and transfer applications with the appropriate Federal, state, or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes; (iii) exercising voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities; and (iv) executing, delivering and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and
               (b) to the extent that each Grantor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without such Grantor’s signature, or a photocopy of this Security Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in each Grantor’s name such financing statements and amendments thereto and continuation statements which may require each Grantor’s signature.
          11.02. Ratification by Grantors. To the extent permitted by law, each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 11. This power of attorney is a power coupled with an interest and is irrevocable until the termination of this Security Agreement pursuant to Section 20.13.
          11.03. No Duty on Administrative Agent. The powers conferred on the Secured Party, its directors, officers and agents pursuant to this Section 11 are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon any of them to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantors for any act or failure to act, except for such Person’s own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, nor for any punitive, exemplary, indirect or consequential damages.
     SECTION 12. REMEDIES.
          12.01. Remedies upon Default. (a) If an Event of Default shall have occurred and be continuing, the Secured Party, without any notice to or demand upon any Grantor shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the NYUCC and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as each Grantor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require each Grantor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of such Grantor’s principal office(s) or at such other locations as the Secured Party may reasonably designate.
               (b) Unless the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Grantor of such Collateral at least ten (10) days’ prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Grantor hereby acknowledges that ten (10) days’ prior written notice of such sale or sales shall be reasonable notice.

               (c) To the maximum extent permitted by applicable law, the Secured Party may purchase any Collateral at any public sale and, if the Collateral is of a type customarily sold in a recognized market or is of the type that is the subject of widely distributed standard price quotations, the Secured Party may purchase such Collateral at private sale, and in each case may make payment therefor by any means, including by release or discharge of Obligations in lieu of cash payment.
               (d) In addition, each Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights hereunder, including its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. Whether or not any Obligations are due, the Secured Party may after the occurrence and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral.
          12.02. Grant of License to Use Intellectual Property. For the purpose of enabling the Secured Party to exercise any rights and remedies it may have under this Section 12 or otherwise at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any of the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Secured Party shall be exercised, at the Secured Party’s option upon the occurrence and during the continuation of an Event of Default; provided, that any license, sub-license or other transaction entered into by the Secured Party in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure, waiver or other termination of an Event of Default.
          12.03. Disposition of Pledged Securities. Upon the occurrence and during the continuance of an Event of Default:
               (a) The Secured Party may exercise in respect of the Pledged Securities, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the NYUCC at that time (irrespective of whether the NYUCC applies to the affected Pledged Securities), and the Secured Party may also, without notice (except as specified below) or obligation to resort to other security, sell, resell, assign and deliver, in its sole discretion, all or any of the Pledged Securities, in one or more parcels at the same or different times, on any securities exchange on which any Pledged Securities may be listed, or at public or private sale, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Securities, and in connection therewith the Secured Party may grant options. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
               (b) If any of the Pledged Securities are sold by the Secured Party upon credit or for future delivery, the Secured Party shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Secured Party may resell such Pledged Securities. In no event shall any Grantor be credited with any part of the proceeds of sale of any Pledged Securities until cash payment therefor has actually been received by the Secured Party.

               (c) Without limitation of Section 6.08, the Secured Party may at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations.
               (d) Each Grantor recognizes that the Secured Party may be unable to effect a public sale of all or part of the Pledged Securities consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor agrees that any such Pledged Securities sold at any such private sale may be sold at a price and upon other terms less favorable to the seller than if sold at public sale. The Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities, even if such issuer would agree, to register such securities for public sale under the Securities Act. Each Grantor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.
               (e) The Secured Party shall not be obligated to make any sale of Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.
     SECTION 13. STANDARDS FOR EXERCISING REMEDIES. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition or to postpone any such disposition pending any such preparation or processing; (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of; (c) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to remove Liens on, or any adverse claims against, any of the Collateral; (d) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (f) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of the Collateral; (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets; (i) to dispose of assets in wholesale rather than retail markets; (j) to disclaim disposition warranties; (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral; or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 13 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the NYUCC or any other relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 13. Without limiting the foregoing, nothing contained in this Section 13 shall be construed to grant any rights to any Grantor or to impose any duties on the Secured Party that would not have been granted or imposed by this Security Agreement or by Applicable Law in the absence of this Section 13.
     SECTION 14. SURETYSHIP WAIVERS BY EACH GRANTOR.
               (a) All rights of the Secured Party hereunder and the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Related Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Related Document or any other agreement or instrument, (iii) any exchange, release or non-perfection of any Lien on other Collateral, (iv) any release, amendment or waiver of, or consent under, or departure from, or any acceptance of partial payment on and/or settlement, compromise or adjustment of, any Obligation or of any guarantee, securing or guaranteeing all or any of the Obligations (other than the indefeasible payment and performance in full in cash of the Obligations, but subject to Section 18), or (v) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Security Agreement (other than the indefeasible payment and performance in full in cash of the Obligations, but subject to Section 18)).
               (b) To the maximum extent permitted by applicable law, each Grantor waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 8.02. Each Grantor further waives any and all other suretyship defenses.
     SECTION 15. MARSHALLING. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Security Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it shall not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights under this Security Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
     SECTION 16. PROCEEDS OF DISPOSITIONS; EXPENSES. After deducting all expenses payable by the Grantors, including pursuant to Section 20.10(a), the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the remaining Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due or held as additional Collateral. Upon the final payment and satisfaction in full in cash of all of the Obligations and the termination of all commitments under the Credit Agreement and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the NYUCC, any excess shall be returned to the Grantors, and in any event each Grantor shall remain liable, jointly and severally, for any deficiency in the payment of the Obligations.
     SECTION 17. OVERDUE AMOUNTS. Until paid, all amounts due and payable by each Grantor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Credit Agreement.
     SECTION 18. REINSTATEMENT. The obligations of each Grantor pursuant to this Security Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time any payment, or part thereof, of any of the Obligations is rescinded or otherwise must be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Grantor or any other obligor or otherwise, all as though such payment had not been made.
     SECTION 19. LIMITATIONS. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law. All of the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling, and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.
     SECTION 20. MISCELLANEOUS.
          20.01. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement (including any notice required under Section 12.01), each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner and to the address, and deemed received, as provided for in Section 10.02 of the Credit Agreement. Notwithstanding the foregoing, notices and other communications to the Secured Party shall not be effective until received by the Secured Party. Delivery by telecopier of an executed counterpart of any signature page, amendment or any other document or notice delivered hereunder or waiver of any provision of this Security Agreement, Schedule, Perfection Certificate or Perfection Supplement shall be effective as delivery of an original executed counterpart thereof.
          20.02. GOVERNING LAW; CONSENT TO JURISDICTION. (a) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE OTHER RELATED DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED

BY LAW. NOTHING IN THIS SECURITY AGREEMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR THE OTHER RELATED DOCUMENTS AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
               (a) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement or the other Related Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
               (b) Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Section 20.01. Nothing in this Security Agreement will affect the right of any party to this Security Agreement to serve process in any other manner permitted by law.
          20.03. WAIVER OF JURY TRIAL, ETC. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY LITIGATION OR DISPUTE DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH GRANTOR WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION OR DISPUTE REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER RELATED DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.03.
          20.04. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 20.11), and shall become effective as provided in Section 20.11. Delivery of an executed signature page to this Security Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          20.05. Headings. The headings of each section of this Security Agreement and the Table of Contents are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting this Security Agreement.
          20.06. Successors and Assigns. Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Secured Party that are contained in this Security Agreement shall bind and inure to the benefit of their respective successors and assigns.

          20.07. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.
          20.08. Severability. In the event any one or more of the provisions contained in this Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          20.09. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery of the Related Documents and the advance of all extensions of credit contemplated thereby, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Security Agreement shall terminate (or thereafter to the extent provided herein or therein).
          20.10. Administrative Agent’s Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Party may incur in the manner and to the extent as set forth in the Credit Agreement.
               (a) Without limitation of its indemnification obligations under the Credit Agreement and the other Related Documents, each Grantor jointly and severally agrees to indemnify the Secured Party and its officers, directors, employees, agents and advisors (each, an “Indemnitee”) against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Security Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Affiliates.
               (b) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 20.10 shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Related Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Related Document, or any investigation made by or on behalf of the Secured Party or any Secured Party. All amounts due under this Section 20.10 shall be payable on written demand therefor.

          20.11. Binding Effect; Several Agreement. This Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Secured Party and a counterpart hereof shall have been executed on behalf of the Secured Party, and thereafter shall be binding upon such Grantor and the Secured Party, and shall inure to the benefit of such Grantor, the Secured Party and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Security Agreement or the Credit Agreement. This Security Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.
          20.12. Waivers; Amendment. (a) No failure or delay on the part of the Secured Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy or any abandonment or discontinuance of steps to enforce any such right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All rights, powers and remedies hereunder and under the other Related Documents are cumulative and are not exclusive of any other rights, powers and remedies provided by applicable law or otherwise. No waiver of any provision of this Security Agreement or any other Related Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.
               (a) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Secured Party and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.
          20.13. Termination. Notwithstanding any provision to the contrary under Sections 9-207, 9-208 or 9-209 of the NYUCC, this Security Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in cash in full, at which time the Secured Party shall execute and deliver to the Grantors or the Grantors’ designee, at the Grantors’ expense, all UCC termination statements and similar documents which the Grantors shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 20.13(a) shall be without recourse to or warranty by the Secured Party.
          20.14. Joint and Several Liability. All agreements and obligations of the Grantors shall be joint and several.
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     IN WITNESS WHEREOF, intending to be legally bound, each Grantor has caused this Security Agreement to be duly executed as of the date first above written.

GRANTORS: LUMINENT MORTGAGE CAPITAL, INC.
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	Chief Financial Officer

MERCURY MORTGAGE FINANCE STATUTORY TRUST
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President

LUMINENT CAPITAL MANAGEMENT, INC.
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President and Treasurer

PANTHEON HOLDING COMPANY, INC.
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	Chief Financial Officer and Corporate Secretary

PROSERPINE LLC
By:	/s/ S. Trezevant Moore, Jr.
	Name:	S. Trezevant Moore, Jr.
	Title:	President

MAIA MORTGAGE FINANCE STATUTORY TRUST
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President
SIGNATURE PAGE FOR AMENDED AND
RESTATED SECURITY AND PLEDGE AGREEMENT

SATURN PORTFOLIO MANAGEMENT, INC.
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President and Treasurer

MINERVA MORTGAGE FINANCE CORPORATION
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	President and Chief Financial Officer

MINERVA CDO DELAWARE SPV LLC
By:	/s/ Christopher J. Zyda
	Name:	Christopher J. Zyda
	Title:	Treasurer and Assistant Secretary
SIGNATURE PAGE FOR AMENDED AND
RESTATED SECURITY AND PLEDGE AGREEMENT

ACCEPTED: ARCO CAPITAL CORPORATION LTD., as Secured Party
By:	/s/ Jay Johnston
	Name:	Jay Johnston
	Title:	Chief Executive Officer

SIGNATURE PAGE FOR AMENDED AND
RESTATED SECURITY AND PLEDGE AGREEMENT

SCHEDULE I
SUBSIDIARY GUARANTORS IN EXISTENCE ON THE CLOSING DATE
Mercury Mortgage Finance Statutory Trust
Luminent Capital Management
Pantheon Holding Company, Inc.
Proserpine LLC
Maia Mortgage Finance Statutory Trust
Saturn Portfolio Management
Minerva Mortgage Finance Corporation
Minerva CDO Delaware SPV LLC

SCHEDULE II
PLEDGED SECURITIES
PART A
Pledged Notes

		Original	Current		Instrument
	Date of	Principal	Principal	Maturity	No.
Name of Issuer	Issuance	Amount	Balance	Date	(if any).
PART B
Pledged Stock

			Nature	Number of	Is	Certificate
Name of	Type of	Jurisdiction	of	Shares or	Interest	No(s).
Issuer	Entity	of Issuer	Interest	other Interests	Certificated?	(if any).
PART C
Pledged Stock

			Nature	Number of	Is	Certificate
Name of	Type of	Jurisdiction	of	Shares or	Interest	No(s).
Issuer	Entity	of Issuer	Interest	other Interests	Certificated?	(if any).